UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     October 28, 2005
                                                      --------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

              0-6966                                   13-2739290
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      (Commission File Number)             (IRS Employer Identification No.)


       251 Wedcor Avenue, Wabash, Indiana                  46992
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On October 28, 2005, the Board of Directors of Escalade, Incorporated (the "Company"), upon the recommendation of its Compensation Committee, approved the acceleration of the vesting of 125,850 "underwater" unvested options issued by the Company in 2004. A stock option was deemed to be "underwater" if the option exercise price was greater than $12.85, the closing price of the Company's stock on October 28, 2005.

         As a result of the Board's action, the "underwater" unvested stock options became exercisable effective October 29, 2005, rather than the later dates when such options would have vested in the normal course. The Company expects that this action will result in a cumulative reduction in the Company's share-based compensation expense (on an after tax basis) of approximately $376,871 in 2006, $376,871 in 2007 and $53,691 in 2008.

         The table attached as Exhibit 99.1 summarizes the outstanding options subject to accelerated vesting held by the Company's chief executive officer, executive officers and all other employees. Other than for the chief executive officer, no stock options held by the Company's directors were accelerated.

         The decision to accelerate the vesting of these stock options was made primarily to reduce compensation expense that otherwise would likely be recorded in future periods following the Company's anticipated adoption in the first quarter of 2006 of Statement of Financial Accounting Standards No. 123R entitled "Share-Based Payment" ("SFAS 123R"). On December 16, 2004, the Financial Accounting Standards Board ("FASB") issued SFAS 123R which requires all share-based payments to employees, including grants of employee stock options, to be valued at fair value on the date of grant, and to be expensed over the applicable vesting period. SFAS 123R will require that compensation expenses associated with stock options be recognized in the income statement of the Company rather than as a footnote disclosure. The Company must recognize compensation expense related to any awards that are not fully vested as of the effective date, January 1, 2006. Upon adoption by the Company, SFAS 123R also will apply to options granted on or after January 1, 2006.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit       Description
                  -------       -----------
                    99.1        Summary of Stock Options Subject to Acceleration

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ESCALADE, INCORPORATED


                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Terry D. Frandsen
                                      Vice President and Chief Financial Officer



Date:  November 02, 2005

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